UBS 37th Annual Global Media
& Communications Conference
New York, Dec. 7-9, 2009

Safe Harbor
This presentation and management’s public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company’s operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding broadcast pacings, publishing advertising revenues, as well as any guidance related to the Company’s financial performance.
Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television;
increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution; changes in government regulations affecting the Company’s industries; unexpected changes in interest rates; and the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Agenda
▪ Meredith Overview
▪ Advertising Overview
▪ Performance Improvement Plan
▪ Financial Overview

Parents
Better Homes and Gardens
Ladies' Home Journal
american baby
Traditional Home
More
Parents.com
Midwest Living
Mixing Bowl
Family Circle
ReadyMade
rgm

FOX 5 KVVU-TV Henderson - Las Vegas
Working 4 You
Eyewitness News 3
FOX 12 Oregon
CBS 3 Springfield
CBS 5 KPHO.com
KCTV 5
my ksmo TV
WNEM.COM Coverage You Can Count On
FOX Carolina
CBS Atlanta

O'Grady Meyers
genex.
Walmart
NMS new media strategies
Universal Furniture
Parents tv
Big Communications
the hyper factory
directive
Better

meredith

Broad Media and Marketing Footprint
National
Media Brands
Marketing
Solutions
Local Media
Brands
Revenues:
$900 million
Revenues:
$240 million
Revenues:
$270 million
MEREDITH OVERVIEW
Integrated marketing
Brand licensing
Retransmission fees
Video studios

Parents FamilyCircle Parents.com Better Homes and Gardens Mixing Bowl fitness rgn realgirlsnetwork baby Parents tv Traditional Home ReadyMade More fitness mujer

Padres Special Interest media Midwest Living divine caroline Better meredith

Powerful National Brands Across Life Stages
Her Family
Her Home
Her Self
MEREDITH OVERVIEW

National Media Brands Achievements
▪ Delivered highest-ever market share in magazine advertising
▪ Achieved all-time high profit contribution from circulation
▪ Increased newsstand market share
▪ Eliminated 10% in expenses
▪ Named “Publishing Company of the Year”
MEREDITH OVERVIEW

FOX
Portland
Meredith
VIDEO SOLUTIONS
Kansas City
Nashville
TELEMUNDO

meredith

Diverse Local Media Portfolio Across Country
MEREDITH OVERVIEW
12 network affiliates
10MM+ households
25+ websites
5MM unique visitors
Mobile platforms
Syndicated television
Phoenix
Flint-Saginaw
Atlanta
Hartford
Las Vegas
Greenville
Springfield
New York
Des Moines

Local Media Brands Achievements
▪ Grew morning news ratings across the group
▪ Expanded number of markets airing Better show
▪ Developed new sales and marketing programs
▪ Initiated cost-saving plan to create hubs

MEREDITH OVERVIEW

meredith integrated marketing

O'GRADY\MEYERS MARKETING COMMUNICATIONS

NMS new media strategies

genex.

directive

BIG COMMUNICATIONS

the hyper factory

Walmart

UNIVERSAL FURNITURE

REALOGY

Serta

servicemagic home improvement. hassle-free.

Parents TV BetterTV.com

comcast
Parents TV

YouTube

meredith

Meredith
Integrated
Marketing
Retransmission
&
Video Studios
Brand
Licensing
MEREDITH OVERVIEW
Growing Marketing Solutions and Diversified Businesses

O'GRADY MEYERS

NMS

genex.

directive

BIG

THE HYPERFACTORY

KPHO.com HD

WSMV.COM

FOX 5 KVVU-TV

FOX 12 OREGON

Local Media

meredith

Walmart

Save money. Live better.

REALOGY

UNIVERSAL FURNITURE

directive

meredith

Online: Meredith
Women’s Network
Magazines: Home, Family,
Health & Well-being
Consumer Events
Custom Marketing
Database Marketing
Consumer Research
Broad Capabilities Across Media Platforms
Video Studios
Brand Licensing
MEREDITH OVERVIEW

Agenda
▪ Meredith Overview
▪ Advertising Overview
▪ Performance Improvement Plan
▪ Financial Overview

Calendar 2009	Meredith Internal	Industry PIB
1st Qtr	(13)%	(22)%
2nd Qtr	(11)%	(21)%
3rd Qtr	(5)%	(18)%
4th Qtr	Down mid single digits*	N/A
National Media Performance vs. Industry
Improving National Media Advertising Environment
ADVERTISING OVERVIEW
*Forecast

Calendar 2009	Meredith Internal	Industry TVB
1st Qtr	(30)%	(22)%
2nd Qtr	(25)%	(25)%
3rd Qtr	(13)%	(20)%
4th Qtr	Up low single digits*	N/A
Local Media Performance vs. Industry
Improving Local Media Advertising Environment
ADVERTISING OVERVIEW
*Forecast

▪ Delivered improving results throughout calendar 2009
▪ However, still a volatile advertising environment
▪ Limited visibility into calendar 2010 advertising budgets
Advertising environment
ADVERTISING OVERVIEW

Agenda
▪ Meredith Overview
▪ Advertising Overview
▪ Performance Improvement Plan
 – Gain market share in core businesses
 – Increase consumer connection
 – Develop new revenue streams
 – Exercise disciplined expense and cash management
▪ Financial Overview
STRATEGIC OVERVIEW

8.7%
12.2%
Q109
Q110
National Media

18.0%
19.0%
Q109
Q110
Local Media

meredith

Growing National and Local Market Share
Source: National: TNS Media Intelligence, 2009, Local: TvB
GAIN MARKET SHARE

Agenda
STRATEGIC OVERVIEW
▪ Meredith Overview
▪ Current Advertising Update
▪ Performance Improvement Plan
 – Gain market share in core businesses
 – Increase consumer connection
 – Develop new revenue streams
 – Exercise disciplined expense and cash management
▪ Financial Overview

Powerful National Consumer Connection
Source: Fall 1999 & 2009 MRI Reports
* Traditional Home and Midwest Living
	1999	2009
Better Homes and Gardens	33	39
Family Circle	22	20
Parents	12	15
Ladies’ Home Journal	15	12
Fitness	6	6
American Baby	5	7
More	NA	2
Other*	4	8
TOTAL	97	109
+12%
Readership in Millions
INCREASE CONSUMER CONNECTION

Strong Subscription-Focused Circulation Model
	Rate Base	% of circulation from subscriptions
Better Homes and Gardens	7.6M	97%
Ladies’ Home Journal	3.8M	95%
Family Circle	3.8M	81%
Parents	2.2M	98%
Fitness	1.5M	87%
More	1.3M	87%
Traditional Home	950,000	89%
• Direct Mail response rates strong
 – Both for renewals and new offers
• Progress on direct-to-publisher
 – Acquired titles now at 60%
• Growing online subscriptions
 – 3.0 million annually
• Strong profit contribution
INCREASE CONSUMER CONNECTION

▪ November TV sweeps solid
▪ Record traffic on Meredith Women’s Network
▪ Wal-Mart licensing agreement expanded
▪ New digital content/Storefront venture
Increase Consumer Connection
INCREASE CONSUMER CONNECTION

Agenda
STRATEGIC OVERVIEW
▪ Meredith Overview
▪ Advertising Overview
▪ Performance Improvement Plan
 – Gain market share in core businesses
 – Increase consumer connection
 – Develop new revenue streams
 – Exercise disciplined expense and cash management
▪ Financial Overview

meredith integrated marketing
O'GRADY MEYERS
NMS new media strategies
genex.
directive
BIG COMMUNICATIONS

Walmart Save money. Live better.
servicemagic home improvement. hassle-free.
UNIVERSAL FURNITURE
Serta

comcast.
Mediacom
COX COMMUNICATIONS

Parents tv
Better

the hyper factory

meredith

▪ Integrated Marketing
▪ Brand Licensing
▪ Retransmission
▪ Video Studios
▪ Mobile Marketing Opportunity
New Revenue Stream Development
NEW REVENUE STREAMS

meredith integrated marketing

NMS new media strategies

directive

BIG COMMUNICATIONS, INC.

O'GRADY\MEYERS INTERACTIVE AGENCY

genex.

THE HYPERFACTORY DEFINING THE MOBILE SPACE

meredith

Meredith Integrated Marketing Update
▪ Client base of nearly 200
▪ Rich pipeline of requests for new business proposals
▪ Clients focused on program expense and measurability
▪ Great interest in new ways of taking brands to market
 – Social media
 – Mobile
NEW REVENUE STREAMS

meredith
integrated marketing

directive

food&family
comida y familia
2009

food&family

genex.

NMS
new media strategies

the hyper factory

meredith

• Content strategy
• Quarterly magazines
• Multi-language e-mail campaigns
• Food photography & videos in multiple languages
• Database Marketing strategy
• Campaign management
• Business intelligence
• Shopper purchase analytics
• Digital magazine
• iFood assistant
• Digital design
• Digital strategy
• Mobile strategy
• Mobile execution
• Online word of mouth
• Digital public relations
• Online intelligence
• Food blogging
Kraft CRM & Meredith Integrated Marketing
Kraft CRM
&
Meredith
NEW REVENUE STREAMS

Walmart
Save money. Live better.

+

+

Better Homes
Blushing Pinks
Dutch Boy

+

meredith

Growing Presence in Brand Licensing
 – Sales meeting expectations
 – SKUs tripled to more than 1,500 in 2009
 – Expanded to Canada earlier this month
 – Ongoing national U.S. advertising campaign
Garden
Interior decor
Paint
Canada
NEW REVENUE STREAMS

$ in millions
Increasing TV Retransmission Revenues
$4
$20+
$8
2006
(Actual)
2008
(Actual)
2010
(Estimate)
NEW REVENUE STREAMS

▪ The next big distribution platform

▪ Opportunities in:
 – Business to consumer
 – Business to business

▪ Clients increasingly asking for mobile marketing solutions

▪ Relationship with The Hyperfactory
 – Clients include Toyota, Coke, Blackberry, Nike, Vodafone, Disney
 – Offices in New York, Los Angeles, New Zealand, India
Mobile Opportunity
NEW REVENUE STREAMS

Agenda
▪ Meredith Overview
▪ Advertising Overview
▪ Performance Improvement Plan
 – Gain market share across businesses
 – Increase consumer connection
 – Develop new revenue streams
 – Exercise disciplined expense and cash management
▪ Financial Overview
STRATEGIC OVERVIEW

Actions Taken
▪ Departmental efficiencies
▪ Reductions in workforce
▪ Strategic vendor sourcing initiative
▪ Reduced capital expenditures
▪ Aggressive working capital management
▪ Result:
 - Cut total operating expenses 8% in Q110
 - Reduced $125 million in debt over 15 months
DISCIPLINED EXPENSE MANAGEMENT

$131
$160
$163
$171
$194
$211
$256
$181
2002
2003
2004
2005
2006
2007
2008
2009

Historical Cash Flow From Operations
12% CAGR
5% CAGR
$ in millions
FINANCIAL OVERVIEW

Use of Cash: Fiscal 2000 through 2009
 200
Stock Option Exercises
$2,000
Utilization of Cash
 100
Net Debt
 300
Capital Expenditures
600
Acquisitions, Net of Dispositions
$2,000
Available Cash
$1,800
Operating Cash Flow
 300
Dividends
$ in millions
$700
Share Repurchases

$1,000
SUBTOTAL
FINANCIAL OVERVIEW

$0.34
$0.36
$0.38
$0.48
$0.56
$0.64
$0.74
$0.86
$0.90
2001
2002
2003
2004
2005
2006
2007
2008
2009

meredith

Calendar Year Dividends Per Share
13% CAGR
FINANCIAL OVERVIEW

	Current	Capacity/Authorization
Debt Level	$360 million	Additional $470 million
Debt-to-EBITDA Ratio	1.7x	Less than 3.75x
Interest Coverage Ratio	10.8x	Greater than 2.75x
Average Cost of Funds	5.6%

As of 9/30/09
Financial Metrics
FINANCIAL OVERVIEW

$209 trailing 12 EBITDA
$209 trailing 12 EBITDA
$1.6B total cap
$1.2B market cap
▪ Current dividend yield

▪ EPS multiple:

▪ EBITDA multiple
 to market capitalization:

▪ EBITDA multiple
 to total capitalization:
$2.01 trailing 12 EPS
$27.19 share price
Current Valuation Metrics
• As of Sept. 30, 2009 using trailing 4 quarters actual results, excluding discontinued operations and special items.
• Dividend data uses current dividend of $0.225 per quarter.
• Share price data is market close on Dec. 3, 2009.
$0.90 dividend
$27.19 share price
3.3%
13.5x
6.1x
7.7x
FINANCIAL OVERVIEW

Outlook: Second Quarter and Full Year 2010
E = Estimate
*Pacings at 10.29.09
**Expected ad revenue performance for Q210 as of Dec. 8, 2009
FINANCIAL OVERVIEW
	Oct. 2009E	Dec. 2009E
National Media advertising revenue	Down mid single digits	Down mid single digits
Local Media advertising revenue	(8)%*	Up low single digits**
Q210 Earnings per share	$0.33 - $0.38	$0.40 - $0.43
FY10 Earnings per share	$1.60 - $2.00	$1.70 - $2.00

Summary
▪ Vibrant and profitable media assets and brands
▪ Growing market share
▪ Wide array of new revenue stream development
▪ Strong financial foundation

meredith

Better Homes and Gardens
Parents
More
Better
meredith women's network
Mixing Bowl
FamilyCircle
American Baby
Midwest Living
Ser Padres
Successful Farming
Parents tv
Ladies' Home Journal
fitness
Traditional Home
WOOD
ReadyMade
Special Interest media

Atlanta cbsatlanta.com
PDX TV
KCTV 5 KCTV5.com
FOX 5 KVVU-TV Henderson - Las Vegas
5 Telling it like it is KPHO.com
Working 4 You
my ksmo TV .com
WNEM.COM Coverage you can count on
FOX 12 Oregon
Eyewitness News 3
Fox Carolina
CBS 3 Springfield

meredith integrated marketing
genex.
O'Grady Meyers
directive
NMS new media strategies
Big Communications

meredith